                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     December 19, 2001
                                                 --------------------------


              EAGLE-PICHER HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                     333-49957               13-3989553
----------------------------        -----------------       ------------------
  (State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                     File Number)         Identification No.)



         250 East Fifth Street, Suite 500, Cincinnati, Ohio    45202
-----------------------------------------------------------------------------
         (Address of principal executive offices)             Zip Code


Registrant's telephone number, including area code    513-721-7010
                                                  ---------------------------



                               (Not Applicable)
-----------------------------------------------------------------------------
         (Former Name Or Former Address, If Changed Since Last Report)



                                                   TABLE OF ADDITIONAL REGISTRANTS




                                          Jurisdiction of                                 IRS Employer
                                          Incorporation or      Commission File         Identification
         Name                              Organization            Number                   Number
         ----                              ------------            ------                   ------



Eagle-Picher Industries, Inc.               Ohio                333-49957                 31-0268670
Daisy Parts, Inc.                           Michigan            333-49957-02              38-1406772
Eagle-Picher Development Co., Inc.          Delaware            333-49957-03              31-1215706
Eagle-Picher Far East, Inc.                 Delaware            333-49957-04              31-1235685
Eagle-Picher Minerals, Inc.                 Nevada              333-49957-06              31-1188662
Eagle-Picher Technologies, LLC              Delaware            333-49957-09              31-1587660
Hillsdale Tool & Manufacturing Co.          Michigan            333-49957-07              38-0946293
EPMR Corp.                                  Michigan            333-49957-08              38-2185909

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 19, 2001, Eagle-Picher Industries, Inc. ("Eagle-Picher"), a wholly-owned subsidiary of Eagle-Picher Holdings, Inc., sold certain of the assets of its Construction Equipment Division ("CED") to Construction Equipment Direct, Inc., a Tennessee corporation. The sale was made pursuant to an Asset Purchase Agreement dated as of December 18, 2001 and was effective as of December 14, 2001 for accounting purposes. The net purchase price paid at closing was $6.1 million in cash plus assumption of accounts payable and accrued liabilities estimated at approximately $6.7 million. Eagle-Picher retained the land and buildings at CED's main facility in Lubbock, Texas and leased the facility to the buyer for a five year term. The buyer/lessee has an option to buy the facility for $2.5 million, increasing $100,000 per year over the term. Eagle-Picher also retained approximately $2.3 million book value of CED lift truck raw materials inventory, which the buyer agreed to purchase at book value within one year, and approximately $0.9 million of CED accounts receivable.

         A copy of the press release announcing the completion of this transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         The Registrant believes that it would be impractical to provide the required financial statements at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within 60 days after January 3, 2002, the date by which this Report must be filed.

(c)      Exhibits:

         2.1  -   Asset Purchase Agreement dated as of December 18, 2001
                  between Eagle-Picher Industries, Inc. and Construction
                  Equipment Direct, Inc.

         99.1 - Press release dated December 21, 2001 announcing the completion of the transaction.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                                       EAGLE-PICHER HOLDINGS, INC.





                                        /s/ David G. Krall
                                       -----------------------------
                                       David G. Krall
                                       Senior Vice President and General Counsel





DATE   January 3, 2002
    ---------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER INDUSTRIES, INC.





                                        /s/ David G. Krall
                                       ------------------------------
                                       David G. Krall
                                       Senior Vice President and General Counsel





DATE   January 3, 2002
    ---------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       DAISY PARTS, INC.





                                        /s/ David G. Krall
                                       ----------------------------
                                       David G. Krall
                                       Vice President





DATE   January 3, 2002
    ---------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.





                                        /s/ David G. Krall
                                       ------------------------------
                                       David G. Krall
                                       Vice President





DATE   January 3, 2002
    ---------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER FAR EAST, INC.








                                        /s/ David G. Krall
                                       -----------------------------
                                       David G. Krall
                                       Vice President





DATE   January 3, 2002
    ---------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER MINERALS, INC.





                                        /s/ David G. Krall
                                       ----------------------------
                                       David G. Krall
                                       Vice President





DATE   January 3, 2002
    ----------------------

                                   SIGNATURES
                                   ----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER TECHNOLOGIES, LLC





                                        /s/ Doug Wright
                                       -------------------------------
                                       Doug Wright
                                       Vice President, Controller
                                       and Chief Financial Officer




DATE   January 3, 2002
    ---------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       HILLSDALE TOOL & MANUFACTURING CO.





                                        /s/ David G. Krall
                                       ------------------------------
                                       David G. Krall
                                       Vice President






DATE   January 3, 2002
    ---------------------

                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EPMR CORP.





                                        /s/ David G. Krall
                                       ---------------------------
                                       David G. Krall
                                       Vice President


DATE   January 3, 2002
    ---------------------

                                  EXHIBIT INDEX
                                  -------------





Exhibit No.           Description
-----------           -----------

     2.1 Asset Purchase Agreement dated as of December 18, 2001 between Eagle-Picher Industries, Inc. and
                  Construction Equipment Direct, Inc.

     99.1 Press release dated December 21, 2001 announcing the completion of the acquisition.